UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2023

TWIN RIDGE CAPITAL ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40157	98-1577338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Vanderbilt Beach Road, Suite 200 Naples, Florida	34108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 235-0292

Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	TRCA.U	New York Stock Exchange
Class A ordinary shares included as part of the units	TRCA	New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TRCA WS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On October 12, 2023, Twin Ridge Capital Acquisition Corp. (“Twin Ridge”) held an extraordinary general meeting of its shareholders (the “General Meeting”), at which holders of 10,445,986 ordinary shares held of record as of August 25, 2023, the record date for the General Meeting (the “Record Date”), were present in person or by proxy, representing approximately 90.09% of the voting power of Twin Ridge’s ordinary shares as of the Record Date, and constituting a quorum for the transaction of business. The proposals listed below are described in greater detail in Twin Ridge’s definitive proxy statement, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 11, 2023, as supplemented by the additional definitive proxy materials filed on September 25, 2023 and October 5, 2023.

The shareholders approved the Business Combination Proposal, the Merger Proposal, and the Equity Incentive Proposal. The voting results for each proposal were as follows:

The Business Combination Proposal

For	Against	Abstain
9,791,495	654,491	0

The Merger Proposal

For	Against	Abstain
9,791,494	654,492	0

The Equity Incentive Proposal

For	Against	Abstain
9,356,051	1,089,935	0

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Item 8.01	Other Events

In connection with the General Meeting and the Business Combination, the holders of 6,215,862 of Twin Ridge’s outstanding Class A ordinary shares, par value $0.0001 per share, or approximately 99.19% of the shares with redemption rights, exercised their right to redeem their shares for cash at a redemption price of approximately $10.73 per share, for an aggregate redemption amount of approximately $66,685,332.

Twin Ridge shareholders may request to withdraw any previously delivered demand to redeem their Class A ordinary shares for their pro rata portion of the funds available in Twin Ridge’s trust account. Twin Ridge’s board of directors (in its sole discretion) shall determine whether to permit such withdrawal of the redemption requests (which it may do in whole or in part). If a shareholder has previously submitted a request to redeem its Class A ordinary shares in connection with the General Meeting and would like to reverse such request, such shareholder may contact Twin Ridge's transfer agent, Continental Stock Transfer & Trust Company, at spacredemptions@continentalstock.com by the business day prior to the consummation of the transactions contemplated by the (i) Business Combination Agreement, dated as of November 29, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Twin Ridge, Carbon Revolution Limited, an Australian public company with Australian Company Number (ACN) 128 274 653 listed on the Australian Securities Exchange (“Carbon Revolution”), Carbon Revolution Public Limited Company (formerly known as Poppetell Limited), a public limited company incorporated in Ireland with registered number 607450 (“MergeCo”), and Poppettell Merger Sub, a Cayman Islands exempted company and a direct, wholly owned subsidiary of Carbon Revolution Public Limited Company (“Merger Sub”) and (ii) Scheme Implementation Deed, dated as of November 30, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Scheme Implementation Deed”), by and among Twin Ridge, Carbon Revolution and MergeCo.

Additional Information about the Business Combination and Where to Find It

In connection with the Business Combination, MergeCo has filed with the SEC a registration statement on Form F-4 (file No. 333-270047) (the “Registration Statement”), which includes a definitive proxy statement/prospectus of MergeCo relating to the Business Combination. After the Registration Statement was declared effective, the definitive proxy statement/prospectus was mailed to shareholders of Twin Ridge as of August 25, 2023, the record date established for voting on the Business Combination. Twin Ridge’s shareholders and other interested persons are advised to read the Registration Statement and other documents filed in connection with the Business Combination, as these materials will contain important information about Twin Ridge, Carbon Revolution, MergeCo, Merger Sub and the Business Combination. Shareholders are also able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s website at http://www.sec.gov, or by directing a request to: Twin Ridge Acquisition Corp., 999 Vanderbilt Beach Road, Suite 200, Naples, Florida 34108.

No Offer or Solicitation

This Current Report on Form 8-K (this “Current Report”) is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Business Combination will be implemented solely pursuant to the Business Combination Agreement and Scheme Implementation Deed, in each case, filed as exhibits to the Current Report on Form 8-K filed by Twin Ridge with the SEC on November 30, 2022, which contains the full terms and conditions of the Business Combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation of Proxies

This Current Report may be deemed solicitation material in respect of the proposed Business Combination. Twin Ridge, Carbon Revolution, MergeCo, Merger Sub and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from Twin Ridge’s shareholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Business Combination of Twin Ridge’s directors and officers in the Registration Statement, Twin Ridge’s filings with the SEC, including Twin Ridge’s initial public offering prospectus, which was filed with the SEC on March 5, 2021, Twin Ridge’s subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q. To the extent that holdings of Twin Ridge’s securities by insiders have changed from the amounts reported therein, any such changes have been or will be reflected on Statement of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Twin Ridge’s shareholders in connection with the Business Combination will be included in the definitive proxy statement/prospectus relating to the proposed Business Combination, when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

 Forward-Looking Statements

 All statements other than statements of historical facts contained in this Current Report are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations including as they relate to the proposed Business Combination and related transactions, pricing and market opportunity, the satisfaction of closing conditions to the proposed Business Combination and related transactions, the level of redemptions by Twin Ridge’s public shareholders and the timing of the completion of the proposed Business Combination, including the anticipated closing date of the proposed Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of Carbon Revolution’s and Twin Ridge’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from such assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Carbon Revolution and Twin Ridge.

These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risks that we will not secure sufficient funding to proceed through to completion of the Business Combination, any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination, or that the approval of the shareholders of Twin Ridge or Carbon Revolution is not obtained; (iii) the ability to maintain the listing of MergeCo’s securities on the stock exchange; (iv) the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing on favorable terms; (v) the risk that the proposed Business Combination disrupts current plans and operations of Carbon Revolution or Twin Ridge as a result of the announcement and consummation of the proposed Business Combination and related transactions; (vi) the risk that any of the conditions to closing of the Business Combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; (vii) the failure to realize the anticipated benefits of the proposed Business Combination and related transactions; (viii) risks relating to the uncertainty of the costs related to the proposed Business Combination; (ix) risks related to the rollout of Carbon Revolution’s business strategy and the timing of expected business milestones; (x) the effects of competition on Carbon Revolution’s future business and the ability of the combined company to grow and manage growth, establish and maintain relationships with customers and healthcare professionals and retain its management and key employees; (xi) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict; (xii) the outcome of any legal proceedings that may be instituted against Twin Ridge, Carbon Revolution or any of their respective directors or officers; (xiii) the amount of redemption requests made by Twin Ridge’s public shareholders; (xiv) the ability of Twin Ridge to issue equity, if any, in connection with the proposed Business Combination or to otherwise obtain financing in the future; (xv) the impact of the global COVID-19 pandemic and governmental responses on any of the foregoing risks; (xvi) risks related to Carbon Revolution’s industry; (xvii) changes in laws and regulations; and (xviii) those factors discussed in Twin Ridge’s Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of Twin Ridge or MergeCo to be filed with the SEC, including the Registration Statement. If any of these risks materialize or Twin Ridge’s or Carbon Revolution’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Twin Ridge nor Carbon Revolution presently know or that Twin Ridge and Carbon Revolution currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Twin Ridge’s and Carbon Revolution’s expectations, plans or forecasts of future events and views as of the date of this Current Report. Twin Ridge and Carbon Revolution anticipate that subsequent events and developments will cause Twin Ridge’s and Carbon Revolution’s assessments to change. However, while Twin Ridge and Carbon Revolution may elect to update these forward-looking statements at some point in the future, each of Twin Ridge, Carbon Revolution, MergeCo and Merger Sub specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Twin Ridge’s and Carbon Revolution’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2023	TWIN RIDGE CAPITAL ACQUISITION CORP.

	By:	/s/ William P. Russell, Jr.
	Name:	William P. Russell, Jr.
	Title:	Co-Chief Executive Officer and Chief Financial Officer